Exhibit 10.10

EXECUTION VERSION

GUARANTY

dated as of September 19, 2013

among

PIANISSIMO HOLDINGS CORP.,

PIANISSIMO ACQUISITION CORP.,

STEINWAY MUSICAL INSTRUMENTS, INC.

STEINWAY, INC,

CONN-SELMER, INC.

THE SUBSIDIARY GUARANTORS FROM TIME TO TIME PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Administrative Agent

Section 6.11	Termination; Release of Subsidiary Guarantors	18
Section 6.12	Conflict	19

ii

GUARANTY dated as of September 19, 2013 (as amended, restated, amended and restated, modified or supplemented from time to time, this “Agreement”) among PIANISSIMO HOLDINGS CORP., PIANISSIMO ACQUISITION CORP., STEINWAY MUSICAL INSTRUMENTS, INC., STEINWAY, INC., CONN-SELMER, INC., the SUBSIDIARY GUARANTORS from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the benefit of the Secured Parties referred to herein.

Pianissimo Acquisition Corp., a Delaware corporation (the “Initial Borrower”), which upon consummation of the Closing Date Acquisition on the Closing Date will be merged with and into Steinway Musical Instruments, Inc., a Delaware corporation (the “Company”, with the Company being the survivor of such merger and thereafter, together with its successors and permitted assigns, the “Parent Borrower”), proposes to enter into that certain ABL Credit Agreement, date as of September 19, 2013 (as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Borrowers under such agreement or any successor agreement, the “Credit Agreement”) among Pianissimo Holdings Corp., a Delaware corporation (together with its successors and permitted assigns, “Holdings”), the Parent Borrower, Steinway, Inc., a Delaware corporation (“Steinway”), Conn-Selmer, Inc., a Delaware corporation (“Conn-Selmer” and together with the Parent Borrower and Steinway, each a “Borrower” and, collectively and jointly and severally, the “Borrowers”), the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent (together with its successor or successors in each such capacity, the “Administrative Agent”), and Deutsche Bank Securities Inc., as Syndication Agent (together with its successor or successors in each such capacity, the “Syndication Agent”).

Certain Lenders and their Affiliates (i) at the time acting as Hedge Banks may from time to time provide forward rate agreements, options, swaps, caps, floors and other Rate Contracts to the Loan Parties and (ii) at the time acting as Cash Management Banks may from time to time provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements to the Loan Parties. The Lenders, each L/C Issuer, the Swing Line Lender, the Administrative Agent, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to the Credit Agreement, Bank of America, N.A., as collateral agent (together with its successor or successors in such capacity, the “Collateral Agent”), and each Indemnitee and their respective successors and assigns are herein referred to individually as a “ABL Credit Party” and collectively as the “ABL Credit Parties”, and the ABL Credit Parties, the Hedge Banks, the Cash Management Banks and their respective successors and assigns are herein referred to individually as a “Secured Party” and collectively as the “Secured Parties”.

To induce the Lenders and L/C Issuers to enter into the Credit Agreement and the other Loan Documents, the Hedge Banks to enter into Secured Hedge Agreements and the Cash Management Banks to enter into the Secured Cash Management Agreements (the Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements being herein collectively referred to as the “Finance Documents”), and as a condition precedent to the obligations of the Lenders and L/C Issuers under the Credit Agreement, Holdings and each of the subsidiaries of Holdings listed on the signature pages hereof or which shall become parties hereto from time to time in accordance with Section 6.10 hereof (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with Holdings and, with respect to the payment and performance by each Specified Loan Party of its obligations hereunder with respect to all obligations under Secured Hedge Agreements, the Borrowers, each a “Guarantor” and, collectively, the “Guarantors”) have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrowers and the other Loan Parties (as defined below) under and in respect of the Finance Documents. The Borrowers and the Guarantors are referred to herein individually as a “Loan Party” and collectively as the “Loan Parties.” As used herein, “Other Loan Parties” means, with respect to any Guarantor, any and all of the Loan Parties other than such Guarantor.

Holdings is the direct or indirect parent of the Borrowers, each of the Subsidiary Guarantors is a direct or indirect Subsidiary of Holdings, and the Guarantors will receive not insubstantial benefits from the Credit Agreement and the Loans and other financial accommodations to be made, issued or entered into thereunder and from the other financial accommodations to be made under the other Finance Documents. Accordingly, each Guarantor hereby agrees with the Administrative Agent for the benefit of the Secured Parties as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Credit Agreement Definitions. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. Whenever any term used in this Agreement and not otherwise defined herein is used herein, such reference shall be deemed to have the same effect as if such term had been independently set forth herein in full on the date hereof. The rules of construction specified in Section 1.02 of the Credit Agreement shall also apply to this Agreement.

Section 1.02 Additional Defined Terms. As used in this Agreement, the following additional terms have the meanings specified below:

“Guaranteed Obligations” has the meaning specified in Section 2.01.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 2.10).

ARTICLE II

GUARANTY

Section 2.01 The Guaranty. Each Guarantor unconditionally guarantees, jointly and severally with the other Guarantors, as a primary obligor and not merely as a surety: (x) the due and punctual payment of:

(i) all principal of, premium, if any, and interest on any Loan incurred by any Other Loan Party under, or any Note issued by any Other Loan Party pursuant to, the Credit Agreement or any other Loan Document (including, without limitation, any interest which accrues after the commencement of any (A) voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to any Loan Party, (B) other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation or similar case or proceeding with respect to any Loan Party or any material portion of its respective assets, (C) liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (D) assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party (each an “Insolvency or Liquidation Proceeding”), whether or not allowed or allowable as a claim in any such proceeding);

(ii) all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Other Loan Party pursuant to the Credit Agreement or any other Loan Document (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Other Loan Party, whether or not allowed or allowable as a claim in any such proceeding);

(iii) all expenses of any Agent as to which one or more of them have a right to reimbursement by any Loan Party under Section 2.07 of this Agreement, Section 10.04(a) of the Credit Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its security interests in the Collateral to the extent permitted under any Loan Document or applicable Requirement of Law;

(iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by any Loan Party under Section 10.04(b) of the Credit Agreement or under any other similar provision of any other Loan Document;

(v) all other amounts now or hereafter payable by any Other Loan Party and all other obligations or liabilities now existing or hereafter arising or incurred on the part of any Other Loan Party pursuant to any Loan Document (including, without limitation, any amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding with respect to such Other Loan Party, whether or not allowed or allowable as a claim in any such proceeding);

(vi) all obligations (other than Excluded Swap Obligations) of a Loan Party permitted under the Credit Agreement owed or owing under any Secured Hedge Agreement to any Hedge Bank and all costs and expenses incurred in connection with enforcement and collection of the obligations described in this clause (vi), including the fees, charges and disbursement of counsel; and

(vii) all obligations of a Loan Party permitted under the Credit Agreement owed or owing under any Secured Cash Management Agreement to any Cash Management Bank and all costs and expenses incurred in connection with enforcement and collection of the obligations described in this clause (vii), including the fees, charges and disbursement of counsel;

in each case together with all renewals, modifications, consolidations or extensions thereof and whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Secured Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof; and (y) the due and punctual performance of all covenants, agreements, obligations and liabilities of Holdings and each Other Loan Party under or pursuant to the Finance Documents (all such monetary and other obligations referred to in clauses (x) and (y) above (other than Excluded Swap Obligations) being herein collectively referred to as the “Guaranteed Obligations”).

The books and records of the Administrative Agent showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive, absent manifest error, for the purpose of establishing the amount of the Guaranteed Obligations.

Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor (other than any parent of the Borrowers with respect to Guaranteed Obligations owed or owing by such Borrowers or its Subsidiaries, to the extent constituting a downstream guarantee not subject to Fraudulent Transfer Laws) hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (i) in respect of intercompany indebtedness to any Other Loan Party or any of its Affiliates to the extent that such indebtedness (A) would be discharged or would be subject to a right of set-off in an amount equal to the amount paid by such Subsidiary Guarantor hereunder or (B) has been pledged to, and is enforceable by, the Collateral Agent on behalf of the Secured Parties and (ii) under any guaranty of Indebtedness subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to a maximum amount similar to that set forth in this paragraph pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets of such Subsidiary Guarantor to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to (A) applicable Requirements of Law or (B) any agreement providing for an equitable allocation among such Subsidiary Guarantor and any Other Loan Party and its Affiliates of obligations arising under guaranties by such parties (including the agreements in Article III of this Agreement). If any Subsidiary Guarantor’s liability hereunder is limited pursuant to this paragraph to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Subsidiary Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid by such Subsidiary Guarantor.

For the avoidance of doubt, no Guarantor shall be deemed under this Agreement to be a guarantor of any Swap Obligations to the extent that the providing of such guaranty by such Guarantor would violate the Commodity Exchange Act by virtue of such Guarantor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty becomes effective with respect to such Swap Obligations.

Section 2.02 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any Requirement of Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. The obligations of the Guarantors under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Agreement, irrespective of whether any action is brought against any Borrower or any Other Loan Party or whether any Borrower or any Other Loan Party is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of payment when due, and not of collection, by each Guarantor, jointly and severally with each other Guarantor of the Guaranteed Obligations in each and every particular. The obligations of each Guarantor hereunder are several from those of the Other Loan Parties and are primary obligations concerning which each Guarantor is the principal obligor. The Secured Parties shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations.

The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Loan Party, any Agent or other Secured Party or any other Person, whether in connection herewith or any unrelated transactions. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Other Loan Party to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Borrower or such Other Loan Party.

Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be released, discharged or otherwise affected or impaired by:

(i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any Other Loan Party under the Credit Agreement, the Notes, any Secured Hedge Agreement, and Secured Cash Management Agreement or any other Finance Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation, by operation of law or otherwise;

(ii) any change in the manner, place, time or terms of payment of any Guaranteed Obligation or any other amendment, supplement or modification to the Credit Agreement, the Notes, any other Finance Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation;

(iii) any release, non-perfection or invalidity of any direct or indirect security for any Guaranteed Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Guaranteed Obligation or any release of any Other Loan Party or any other guarantor or guarantors of any Guaranteed Obligation;

(iv) any change in the existence, structure or ownership of any Other Loan Party or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Other Loan Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Guaranteed Obligation;

(v) the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Loan Party, any Agent, any other Secured Party or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against any Other Loan Party for any reason of the Credit Agreement, any Note, any other Finance Document or any other agreement or instrument evidencing or securing any Guaranteed Obligation or any provision of applicable Requirements of Law purporting to prohibit the payment by any Other Loan Party of any Guaranteed Obligation;

(vii) any failure by any Agent or any other Secured Party: (A) to file or enforce a claim against any Other Loan Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Other Loan Party of any new or additional indebtedness or obligation under or with respect to the Guaranteed Obligations; (C) to commence any action against any Other Loan Party; (D) to disclose to any Guarantor any facts which such Agent or such other Secured Party may now or hereafter know with regard to any Other Loan Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Guaranteed Obligations;

(viii) any direction as to application of payment by any Other Loan Party or any other Person;

(ix) any subordination by any Secured Party of the payment of any Guaranteed Obligation to the payment of any other liability (whether matured or unmatured) of any Other Loan Party to its creditors;

(x) any act or failure to act by the Administrative Agent or any other Secured Party under this Agreement or otherwise which may deprive any Guarantor of any right to subrogation, contribution or reimbursement against any Other Loan Party or any right to recover full indemnity for any payments made by such Guarantor in respect of the Guaranteed Obligations; or

(xi) any other act or omission to act or delay of any kind by any Borrower, any Other Loan Party, the Administrative Agent or any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder.

Each Guarantor has irrevocably and unconditionally delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties, and the failure by any Other Loan Party or any other Person to sign this Agreement or a guaranty similar to this Agreement or otherwise shall not discharge the obligations of any Guarantor hereunder. The irrevocable and unconditional liability of each Guarantor hereunder applies whether it is jointly and severally liable for the entire amount of the Guaranteed Obligations, or only for a pro-rata portion, and without regard to any rights (or the impairment thereof) of subrogation, contribution or reimbursement that such Guarantor may now or hereafter have against any Other Loan Party or any other Person. This Agreement is and shall remain fully enforceable against each Guarantor irrespective of any defenses that any Other Loan Party may have or assert in respect of the Guaranteed Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, except that a Guarantor may assert the defense of final payment in full of the Guaranteed Obligations.

Section 2.03 Payments.

(a) Payments to be Made Upon Default. If any Loan Party fails to pay or perform any Guaranteed Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise) or if any Default or Event of Default specified in Section 8.01(f) and (g) of the Credit Agreement occurs with respect to any Loan Party, the Guarantors shall, forthwith on demand of the Administrative Agent, pay the aggregate amount of all Guaranteed Obligations to the Administrative Agent.

(b) General Provisions as to Payments. Each payment hereunder shall be made without set-off, counterclaim or other deduction, in federal or other funds immediately available to the Administrative Agent at the address(es) referred to in Section 6.01. Without limiting the foregoing, each Guarantor shall make all payments hereunder free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding. Subject to Section 3.01 of the Credit Agreement, if any such obligation (other than one arising in respect of Excluded Taxes) is imposed upon any Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Administrative Agent for the account of the Secured Parties, on the date on which such amount is due and payable hereunder, such additional amount in U.S. dollars as shall be necessary to enable the applicable Secured Party or Parties to receive the same net amount which it or they would have received on such due date had no such obligation been imposed upon such Guarantor. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Agreement. The obligations hereunder shall not be affected by any acts of any legislative body or governmental authority affecting any Borrower, any Guarantor or any Other Loan Party, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of any Borrower’s property or the property of any Guarantor or any Other Loan Party, or by economic, political, regulatory or other events in the countries where any Borrower, any Guarantor or any Other Loan Party is located.

(c) Application of Payments; Priority of Distributions. All payments received by the Administrative Agent hereunder, subject to an applicable Intercreditor Agreement with respect to proceeds of Collateral, shall be applied as provided in Section 8.03 of the Credit Agreement.

Section 2.04 Discharge; Reinstatement in Certain Circumstances. Each Guarantor’s obligations hereunder shall remain in full force and effect until the latest to occur of (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest is, or would be, allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness (other than contingent obligations) outstanding under the Loan Documents and termination of all commitments to lend or otherwise extend credit under the Loan Documents, and (ii) (A) payment in full in cash of all other Guaranteed Obligations (other than contingent obligations) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Insolvency or Liquidation Proceeding but excluding unasserted contingent indemnification obligations) and (B) termination or cash collateralization (in an amount reasonably satisfactory to each applicable Hedge Bank or Cash Management Bank) of all Secured Hedge Agreements and Secured Cash Management Agreements (the occurrence of all of the foregoing being referred to herein as “Discharge of Finance Obligations”). No payment or payments made by any Other Loan Party or any other Person or received or collected by any Secured Party from any Other Loan Party or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, it being understood that each Guarantor shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the Discharge of Finance Obligations. If at any time any payment by any Other Loan Party or any other Person of any ABL Credit Obligations constituting Guaranteed Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Other Loan Party or other Person or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, such Other Loan Party or other Person or any substantial part of its respective property or otherwise, each Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time. Each Guarantor party hereto agrees that payment or performance of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations shall also toll the statute of limitations applicable to each such Guarantor’s liability hereunder.

Section 2.05 Waiver by the Guarantors. Each Guarantor hereby waives presentment to, demand of payment from and protest to the Other Loan Parties of any of the Guaranteed Obligations, and also waives promptness, diligence, notice of acceptance of its guarantee, any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that any Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto. Each Guarantor further waives any right to require that resort be had by any Agent or any other Secured Party to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of any Agent or any other Secured Party in favor of any Loan Party or any other Person. Each Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that such Guarantor’s obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

(i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with any Other Loan Party, any Agent, the other Secured Parties, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

(ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by any Agent or any other Secured Party to any Other Loan Party or any other Person liable on the Guaranteed Obligations; or the failure of any Agent or any other Secured Party to assert any claim or demand or to exercise any right or remedy against any Other Loan Party under the provisions of any Finance Document or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Finance Document or any other agreement, including with respect to any Other Loan Party under this Agreement;

(iii) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Other Loan Party or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of any Other Loan Party, or any change, restructuring or termination of the corporate structure or existence of any Other Loan Party, or any sale, lease or transfer of any or all of the assets of any Other Loan Party, or any change in the shareholders, partners, or members of any Other Loan Party; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, any Other Loan Party has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from such Other Loan Party, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

(v) any full or partial release of the liability of any Other Loan Party or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Guarantor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that any party other than the Borrowers will be liable to perform the Guaranteed Obligations, or that the Secured Parties will look to any other party to perform the Guaranteed Obligations;

(vi) the taking or accepting of any other security, collateral or guarantee, or other assurance of payment, for all or any part of the Guaranteed Obligations;

(vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, willful, unreasonable or unjustifiable impairment) of any letter of credit, collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(viii) any right that any Guarantor may now or hereafter have under Section 3606 of the UCC or otherwise to unimpaired collateral;

(ix) the failure of any Agent, any other Secured Party or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(x) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the Collateral;

(xi) any payment by any Other Loan Party to the Administrative Agent, any other Agent or any other Secured Party being held to constitute a preference under the Bankruptcy Code or any similar federal, foreign or state law, or for any reason any Agent or any other Secured Party being required to refund such payment or pay such amount to any Other Loan Party or someone else;

(xii) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

(xiii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable Debtor Relief Laws;

(xiv) the existence of any claim, set-off or other right which any Guarantor may have at any time against any Other Loan Party, the Administrative Agent, any other Secured Party or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or (xv) any other circumstance that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, such Guarantor as a matter of law or equity.

All waivers herein contained shall be without prejudice to the right of the Administrative Agent at its option to proceed against any Loan Party or any other Person, whether by separate action or by joinder.

Section 2.06 Security for Guaranty. Each Guarantor party hereto authorizes the Collateral Agent in accordance with the terms and subject to the conditions set forth in the Collateral Documents, (i) to take and hold security for the payment of the Guaranteed Obligations and its obligations under this Agreement and to exchange, enforce, waive and release any such security, (ii) to apply such security and direct the order or manner of sale thereof in accordance with the Collateral Documents and (iii) to release or substitute any one or more endorsees, other Guarantors or Other Loan Parties. The Collateral Agent may, at its election, in accordance with the terms and subject to the conditions set forth in the Collateral Documents, foreclose on any security held by it by one or more judicial or nonjudicial sales, or exercise any other right or remedy available to it against any Loan Party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder.

Section 2.07 Agreement to Pay; Subordination of Subrogation Claims. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent, any other Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of such Guarantor against any Other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall (including, without limitation, in the case of any Subsidiary Guarantor, any rights of such Guarantor arising under Article III of this Agreement) in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations and Discharge of Finance Obligations. No failure on the part of any Other Loan Party or any other Person to make any payments in respect of any subrogation, contribution, reimbursement, indemnity or similar right (or any other payments required under applicable Requirements of Law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 2.08 Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Other Loan Party under or with respect to the Guaranteed Obligations is stayed upon the insolvency or bankruptcy of such Other Loan Party, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, any Secured Hedge Agreement, any Secured Cash Management Agreement or any other agreement or instrument evidencing or securing the Guaranteed Obligations shall nonetheless be payable by the Guarantors hereunder, jointly and severally, forthwith on demand by the Administrative Agent in the manner provided in Section 2.01.

Section 2.09 No Set-Off. Except as set forth in Section 5.01, no act or omission of any kind or at any time on the part of any Secured Party in respect of any matter whatsoever shall in any way affect or impair the rights of the Administrative Agent or any other Secured Party to enforce any right, power or benefit under this Agreement, and no set-off, claim, reduction or diminution of any Guaranteed Obligation or any defense of any kind or nature which any Guarantor has or may have against any Other Loan Party or any Secured Party shall be available against the Administrative Agent or any other Secured Party in any suit or action brought by the Administrative Agent or any other Secured Party to enforce any right, power or benefit provided for by this Agreement; provided that nothing herein shall prevent the assertion by any Guarantor of any such claim by separate suit or compulsory counterclaim. Nothing in this Agreement shall be construed as a waiver by any Guarantor of any rights or claims which it may have against any Secured Party hereunder or otherwise, but any recovery upon such rights and claims shall be had from such Secured Party separately, it being the intent of this Agreement that each Guarantor shall be unconditionally, absolutely and jointly and severally obligated to perform fully all its obligations, covenants and agreements hereunder for the benefit of each Secured Party.

Section 2.10 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest hereunder, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article II voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE III

INDEMNIFICATION, SUBROGATION AND CONTRIBUTION

Section 3.01 Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable Requirements of Law (but subject to Section 2.07 above), Holdings and each Borrower agree that (i) if a payment shall be made by any Guarantor (other than Holdings) under this Agreement, Holdings and the Borrowers shall jointly and severally indemnify such Guarantor for the full amount of such payment, and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (ii) if any assets of any Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Secured Party, the Borrowers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 3.02 Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 2.07 above) that, if a payment shall be made by any other Guarantor under this Agreement or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy a claim of any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by Holdings and the Borrowers as provided in Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor on the date that the obligation(s) supporting such claim were incurred under this Agreement and the denominator of which shall be the aggregate net worth of all the Guarantors on such date (or, in the case of any Guarantor becoming a party hereto pursuant to Section 6.10, the date of the Accession Agreement executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment, in each case subject to the provisions of Section 2.07.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.01 Representations and Warranties; Certain Agreements. Each Guarantor hereby represents and warrants to, and covenants with the Collateral Agent, for the benefit of the ABL Credit Parties as follows:

(a) All representations and warranties contained in the Loan Documents that relate to such Guarantor are true and correct in all material respects.

(b) Such Guarantor agrees to comply with each of the covenants contained in the Loan Documents that impose or purport to impose, through agreements with the Borrowers, restrictions or obligations on such Guarantor.

(c) Such Guarantor acknowledges that any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein may constitute an Event of Default under Section 8.01 of the Credit Agreement, subject to the terms, conditions and grace periods set forth therein.

(d) Such Guarantor has, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Agreement, and the board of directors (or persons performing similar functions in case of a Guarantor which is not a corporation) of such Guarantor has decided that a direct or an indirect benefit will accrue to such Guarantor by reason of the execution of this Agreement.

(e) (i) This Agreement is not given with actual intent to hinder, delay or defraud any Person to which such Guarantor is or will become, on or after the date hereof, indebted; (ii) such Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Agreement; (iii) such Guarantor, together with the other Loan Parties, is Solvent on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 6.10, the date of the Accession Agreement executed and delivered by such Guarantor) and will not cease to be Solvent as a result of the giving of this Agreement; (iv) such Guarantor is not engaged in a business or transaction, nor is it about to engage in a business or transaction, for which any property remaining with such Guarantor constitutes an unreasonably small amount of capital; and (v) such Guarantor does not intend to incur debts that will be beyond such Guarantor’s ability to pay as such debts mature.

Section 4.02 Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Other Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent, any other Agent or any other Secured Party will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

Section 4.03 Subordination by Guarantors. In addition to the terms of subordination provided for under Section 2.07, each Guarantor hereby subordinates in right of payment all indebtedness of the Other Loan Parties owing to it, whether originally contracted with such Guarantor or acquired by such Guarantor by assignment, transfer or otherwise, whether now owed or hereafter arising, whether for principal, interest, fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof, to the prior indefeasible payment in full in cash of the Guaranteed Obligations, whether now owed or hereafter arising, whether for principal, interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise, together with all renewals, extensions, increases or rearrangements thereof; provided that, unless an Event of Default is continuing and the Collateral Agent in its sole discretion has given notice to the Parent Borrower to suspend such intercompany payments, payments in respect of such indebtedness shall be permitted.

ARTICLE V

SET-OFF

Section 5.01 Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law (subject to the provisions of an applicable Intercreditor Agreement), to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party to or for the credit or the account of a Guarantor against any and all of the obligations of the Borrowers or such Guarantor now or hereafter existing under this Agreement or any other Loan Document to such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Secured Party different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the other Secured Parties, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Secured Party and their respective Affiliates under this Section 5.01 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or their respective Affiliates may have. Each Secured Party agrees to notify the respective Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Notices.

(a) Notices Generally. (i) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to subsection (b) below) electronic mail address specified for notices: (i) in the case of any Guarantor, as set forth on the signature pages hereto; (ii) in the case of a Borrower, the Administrative Agent, L/C Issuer or any Lender, as specified in or pursuant to Section 10.02 of the Credit Agreement; (iii) in the case of the Collateral Agent, as specified in or pursuant to Section 11.01 of the Pledge and Security Agreement; (iv) in the case of any Hedge Bank as set forth in any applicable Secured Hedge Agreement, (v) in the case of any Cash Management Bank as set forth in the applicable Secured Cash Management Agreement or (vi) in the case of any party, at such other address as shall be designated by such party in a notice to the Administrative Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) unless the Administrative Agent otherwise prescribes, notices and other communications sent to an by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(b) Electronic Communications. Notices and other communications hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer if such Lender or L/C Issuer has notified the Administrative Agent that it is incapable of receiving notices by electronic communication. The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Section 6.02 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Guarantors may assign or transfer any of its interests and obligations without prior written consent of the Administrative Agent (and any such purported assignment or transfer without such consent shall be void); provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in Section 10.06 of the Credit Agreement. Upon the assignment by any ABL Credit Party of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitments and the Loans owing to it) or any other Loan Document to any other Person, such other Person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise.

Section 6.03 No Waivers; Non-Exclusive Remedies. No failure or delay on the part of any Agent or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Agreement or any other Finance Document, or other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other rights or remedies provided by Requirements of Law.

Section 6.04 Enforcement. The Secured Parties agree that this Agreement may be enforced only by the action of the Administrative Agent (acting upon the instructions of the Required Lenders if required under the Loan Documents), and that no other Secured Party shall have any right individually to seek to enforce this Agreement, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Secured Parties upon the terms of this Agreement.

Section 6.05 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Guarantor directly affected by such amendment or waiver (it being understood that the addition or release of any Guarantor hereunder shall not constitute an amendment or waiver affecting any Guarantor other than the Guarantor so added or released) and at all times prior to the time at which all Finance Obligations have been paid in full (other than (x) unasserted contingent indemnification obligations not due and payable and (y) obligations and liabilities under Secured Hedge Agreements or Secured Cash Management Agreements, as applicable, as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank shall have been made), the Administrative Agent (with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, such other portion of the Lenders as may be specified therein).

Section 6.06 Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Guarantors hereby irrevocably accepts for itself and in respect of its property, generally and unconditional, the exclusive jurisdiction of such courts. Each of the Guarantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

Section 6.07 Limitation of Law; Severability.

(a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Requirements of Law, and all of the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Requirements of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Requirements of Law.

(b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Requirements of Law: (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agents and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

Section 6.08 Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Agreement shall become effective with respect to each Guarantor when the Administrative Agent shall have received counterparts hereof signed by itself and such Guarantor. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging (i.e., “pdf’ or “tif’) means shall be effective as delivery of a manually executed counterpart of this Agreement

Section 6.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.10 Additional Guarantors. It is understood and agreed that any Subsidiary of Holdings that is required by the Credit Agreement to execute an Accession Agreement, in the form of Exhibit J to the Credit Agreement, and counterpart of this Agreement after the date hereof shall automatically become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder by executing an Accession Agreement and counterpart hereof and delivering the same to the Administrative Agent. The execution and delivery of any such instrument shall not require the consent of any other Guarantor or other parts hereunder. The rights and obligations of each Guarantor or other party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

Section 6.11 Termination; Release of Subsidiary Guarantors.

(a) Termination. Upon the full, final and irrevocable payment and performance of all ABL Credit Obligations under the Credit Agreement (other than (x) unasserted contingent indemnification obligations not due and payable and (y) obligations and liabilities under Secured Hedge Agreements or Secured Cash Management Agreements, as applicable, as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank shall have been made), this Agreement shall terminate and have no further force or effect.

(b) Release of Guarantors. If all of the capital stock of one or more of the Subsidiary Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all or such other portion of the Lenders, if required by Section 10.01 of the Credit Agreement), such Subsidiary Guarantor or Subsidiary Guarantors shall be released from this Agreement, and this Agreement shall, as to each such Subsidiary Guarantor or Subsidiary Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Subsidiary Guarantor shall be deemed to be a sale of such Subsidiary Guarantor for purposes of this Section 6.11(b)).

Section 6.12 Conflict. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written.

PIANISSIMO HOLDINGS CORP.

By:	/s/ Michael Waldorf
Name: Michael Waldorf
Title: President

Notice Address:

c/o Paulson & Co. Inc. 1251 Avenue of the Americas
New York, New York 10020
Phone: [***]
Fax: [***]
Attention: Michael Waldorf, Lisa Chun

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

PIANISSIMO ACQUISITION CORP.

By:	/s/ Lisa Chun
Name: Lisa Chun
Title: Vice President

Notice Address:

c/o Paulson & Co. Inc.
1251 Avenue of the Americas
New York, New York 10020
Phone: [***]
Fax: [***]
Attention: Michael Waldorf, Lisa Chun

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

STEINWAY MUSICAL INSTRUMENTS, INC.

By:	/s/ Dennis M. Hanson
Name: Dennis M. Hanson
Title: Senior Executive Vice President

Notice Address:

[***]
Phone: [***]
Attention: Dennis Hanson

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

THE O.S. KELLY COMPANY

By:	/s/ Dennis M. Hanson
Name: Dennis M. Hanson
Title: Senior Executive Vice President

Notice Address:

[***]
Phone: [***]
Attention: Dennis Hanson

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

ARKIVMUSIC, LLC

By:	STEINWAY MUSICAL INSTRUMENTS, INC., as the Sole Member

By:	/s/ Dennis M. Hanson
Name: Dennis M. Hanson
Title: Senior Executive Vice President

Notice Address:

[***]
Phone: [***]
Attention: Dennis Hanson

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

CONN-SELMER, INC.

By:	/s/ Dennis M. Hanson
Name: Dennis M. Hanson
Title: Senior Executive Vice President

Notice Address:

[***]
Phone: [***]
Attention: Dennis Hanson

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

STEINWAY, INC.

By:	/s/ Dennis M. Hanson
Name: Dennis M. Hanson
Title: Senior Executive Vice President

Notice Address:

[***]
Phone: [***]
Attention: Dennis Hanson

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York 10036 Phone: [***] Fax: [***] Attention: Patrick J. Dooley; Brian Kim

[Signature Page to Guaranty (ABL)]

Agreed to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Nicole Caneswi
Name:	Nicole Caneswi
Title:	Senior Vice President

[Signature Page to Guaranty (ABL)]